                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Auspex Systems, Inc.       CASE NO.     03-52596MSJ

                                   CHAPTER 11
                                   MONTHLY OPERATING REPORT
                                   (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

        MONTH ENDED: 05/24/03      PETITION DATE:  04/22/03

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
          Dollars reported in  $1

                                             END OF CURRENT       END OF PRIOR    AS OF PETITION
2.        ASSET AND LIABILITY STRUCTURE          MONTH               MONTH            FILING
                                             --------------       ------------    --------------
          a. Current Assets                   $2,299,785               $0
          b. Total Assets                     $2,830,652               $0               $0
          c. Current Liabilities              $823,320                 $0
          d. Total Liabilities                $4,755,180               $0               $0

                                                                                                      CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS &                                      CURRENT MONTH    PRIOR MONTH   (CASE TO DATE)
    DISBURSEMENTS FOR MONTH                                           -------------    -----------   --------------
    a. Total Receipts                                                 $479,535                          $479,535
    b. Total Disbursements                                            $483,615                          $483,615
    c. Excess (Deficiency) of Receipts Over Disbursements (a - b)      ($4,080)             $0           ($4,080)
    d. Cash Balance Beginning of Month                                $335,000                          $335,000
    e. Cash Balance End of Month (c + d)                              $330,920              $0          $330,920

                                                                                                CUMULATIVE
                                                        CURRENT MONTH       PRIOR MONTH       (CASE TO DATE)
                                                        -------------       -----------       --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF                 ($11,166,264)
    OPERATIONS
5.  ACCOUNT RECEIVABLES (PRE AND POST                       $706,919
    PETITION)
6.  POST-PETITION LIABILITIES                               $823,320
7.  PAST DUE POST-PETITION ACCOUNT                                $0
    PAYABLES (OVER 30 DAYS)

AT THE END OF THIS REPORTING MONTH:                                   YES   NO
                                                                      ---   --
8.  Have any payments been made on pre-petition debt, other than             X
    payments in the normal course to secured creditors or lessors?
    (if yes, attach listing including date of payment, amount of payment and name of payee)
9.  Have any payments been made to professionals? (if yes, attach            X
    listing including date of payment, amount of payment and name of payee)
10. If the answer is yes to 8 or 9, were all such payments approved by the court?
11. Have any payments been made to officers, insiders,                 X
    shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)
12. Is the estate insured for replacement cost of assets and for       X
    general liability?
13. Are a plan and disclosure statement on file?                             X

14. Was there any post-petition borrowing during this reporting              X
    period?

15. Check if paid: Post-petition taxes      ;    U.S. Trustee Quarterly Fees      ;    Check if filing is current for: Post-petition
    tax reporting and tax returns:          .

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 6/19/2003 0:00                                    /s/ Peter R. Simpson
      --------------                                    ------------------------
                                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 05/24/03


          CURRENT MONTH
---------------------------------                                                            CUMULATIVE      NEXT MONTH
ACTUAL        FORECAST     VARIANCE                                                           (CASE TO DATE)     FORECAST
------        --------     --------                                                           --------------   -----------
                                                    REVENUES:
$399,864                   $399,864              1   Gross Sales                              $399,864
------------  ---------    ------------                                                       -------------     ----------
$75,000                    ($75,000)             2   less: Sales Returns & Allowances         $75,000
------------  ---------    ------------                                                       -------------     ----------
$324,864         $0        $324,864              3   Net Sales                                $324,864          $0
------------  ---------    ------------                                                       -------------     ----------
$539,753                   ($539,753)            4   less: Cost of Goods Sold (Schedule 'B')  $539,753
------------  ---------    ------------                                                       ------------      ----------
($214,889)       $0        ($214,889)            5   Gross Profit                             ($214,889)        $0
------------  ---------    ------------                                                       ------------      ----------
                           $0                    6   Interest                                 ------------      ----------
------------  ---------    ------------
                           $0                    7   Other Income:                            ------------      ----------
------------  ---------    ------------
                           $0                    8                                            ------------      ----------
$548,288                   $548,288A             9   Deferred Service Revenue Amortization A  $548,288
------------  ---------    ------------                                                       ------------     ----------
$333,399         $0        $333,399              10  TOTAL REVENUES                           $333,399         $0
------------  ---------    ------------                                                       ------------     ----------
                                                     EXPENSES:
$44,229                    ($44,229)             11  Compensation to Owner(s)/Officer(s)      $44,229
------------  ---------    ------------                                                       ------------     ----------
$287,091                   ($287,091)            12  Salaries                                 $287,091
------------  ---------    ------------                                                      ------------     ----------
                           $0                    13  Commissions
------------  ---------    ------------                                                       ------------     ----------
                           $0                    14  Contract Labor
------------  ---------    ------------                                                       ------------     ----------
                                                   Rent/Lease:
                           $0                    15  Personal Property
------------  ---------    ------------                                                       ------------     ----------
$215,050 A                 ($215,050)            16  Real Property                         A  $215,050
------------  ---------    ------------                                                       ------------     ----------
$159,546 A                 ($159,546)            17  Insurance                             A  $159,546
------------  ---------    ------------                                                       ------------     ----------
$120,000 A                 ($120,000)            18  Management Fees                       A  $120,000
------------  ---------    ------------                                                       ------------     ----------
$322,478 A                 ($322,478)            19  Depreciation                          A  $322,478
------------  ---------    ------------                                                       ------------     ----------
                                                   Taxes:
$19,453                    ($19,453)             20  Employer Payroll Taxes                   $19,453
------------  ---------    ------------                                                       ------------     ----------
$25,052 A                  ($25,052)             21  Real Property Taxes                   A  $25,052
------------  ---------    ------------                                                       ------------     ----------
$12,833 A                  ($12,833)             22  Other Taxes                           A  $12,833
------------  ---------    ------------                                                       ------------     ----------
                           $0                    23  Other Selling
------------  ---------    ------------                                                       ------------     ----------
                           $0                    24  Other Administrative
------------  ---------    ------------                                                       ------------     ----------
                           $0                    25  Interest
------------  ---------    ------------                                                       ------------     ----------
$10,594                    ($10,594)             26  Other Expenses:         Postage &        $10,594
------------  ---------    ------------                                     Freight           ------------     ----------

$57,648                    ($57,648)             27  Telephone/Utilities                      $57,648
------------  ---------    ------------                                                       ------------     ----------
$10,009                    ($10,009)             28  Janitorial                               $10,009
------------  ---------    ------------                                                       ------------     ----------
$2,043                     ($2,043)              29  Security                                 $2,043
------------  ---------    ------------                                                       ------------     ----------
$3,478                     ($3,478)              30  Equipment Maint/Repair                   $3,478
------------  ---------    ------------                                                       ------------     ----------
($318,056)                 $318,056              31  Less: Service Costs Classified in        ($318,056)
------------  ---------    ------------             COGS                                      ------------     ----------

($44,342)                  $44,342               32  Less: Manufacturing Costs Classified     ($44,342)
------------  ---------    ------------             in COGS
                                                                                            ------------     ----------
$4,659                     ($4,659)              33  Misc                                     $4,659
------------  ---------    ------------                                                       ------------     ----------
                           $0                    34
------------  ---------    ------------                                                       ------------     ----------
$931,765         $0        ($931,765)            35  TOTAL EXPENSES                           $931,765         $0
------------  ---------    ------------                                                       ------------     ----------
($598,366)       $0        ($598,366)            36  SUBTOTAL                                 ($598,366)       $0
------------  ---------    ------------                                                       ------------     ----------


            CURRENT MONTH
------------------------------------                                                             CUMULATIVE        NEXT MONTH
ACTUAL          FORECAST       VARIANCE                                                        (CASE TO DATE)       FORECAST
------          --------       --------                                                         --------------      --------
                                                          REORGANIZATION ITEMS:
                               $0                     37  Professional Fees                      ------------     ----------
------------    ---------      ------------
                               $0                     38  Provisions for Rejected Executory      ------------     ----------
                                                          Contracts
------------    ---------      ------------
                               $0                     39  Interest Earned on Accumulated Cash    ------------     ----------
                                                          from Resulting Chp 11 Case
------------    ---------      ------------
                               $0                     40  Gain or (Loss) from Sale of Equipment  ------------     ----------
------------    ---------      ------------
                               $0                     41  U.S. Trustee Quarterly Fees            ------------     ----------
------------    ---------      ------------
($10,567,898)B                 $10,567,898            42  Restructuring Balance Sheet for BK  B  ($10,567,898)
------------    ---------      ------------                                                      ------------     ----------
($10,567,898)      $0          ($10,567,898)          43  TOTAL REORGANIZATION ITEMS             ($10,567,898)    $0
------------    ---------      ------------                                                      ------------     ----------
($11,166,264)      $0          ($11,166,264)          44  NET PROFIT (LOSS) BEFORE FEDERAL       ($11,166,264)    $0
------------    ---------      ------------               & STATE TAXES                          ------------     ----------
                               $0                     45  Federal & State Income Taxes
------------    ---------      ------------
($11,166,264)     $0           ($11,166,264)          46  NET PROFIT (LOSS)                       ($11,166,264)    $0
============    =========      ============                                                       ============     ==========

A. These amounts represent amortization of prepaid expenses in conformity with GAAP accrual accounting.

B. Balance sheet clean up. Primarily represents clean up of Intercompany A/R of our International subsidiaries.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 05/24/03

       ASSETS
                                                        FROM SCHEDULES          MARKET VALUE
                                                        --------------          ------------
       CURRENT ASSETS
1      Cash and cash equivalents - unrestricted                                   $272,685
                                                                                ------------
2      Cash and cash equivalents - restricted                                     $58,235
                                                                                ------------
3      Accounts receivable (net)                             A                    $706,919
                                                                                ------------
4      Inventory                                             B                    $650,590
                                                                                ------------
5      Prepaid expenses                                                           $320,922
                                                                                ------------
6      Professional retainers                                                     $290,434
                                                                                ------------
7      Other:
                                                                                ------------
8
                                                                                ------------
9      TOTAL CURRENT ASSETS                                                       $2,299,785
                                                                                ------------
       PROPERTY AND EQUIPMENT (MARKET VALUE)

10     Real property                                         C                    $0
                                                                                ------------
11     Machinery and equipment                               D                    $326,402
                                                                                ------------
12     Furniture and fixtures                                D                    $6,432
                                                                                ------------
13     Office equipment                                      D                    $0
                                                                                ------------
14     Leasehold improvements                                D                    $0
                                                                                ------------
15     Vehicles                                              D                    $0
                                                                                ------------
16     Other:                                                D
                                                                                ------------
17                                                           D
                                                                                ------------
18                                                           D
                                                                                ------------
19                                                           D
                                                                                ------------
20                                                           D
                                                                                ------------
21     TOTAL PROPERTY AND EQUIPMENT                                               $332,834
                                                                                ------------
       OTHER ASSETS

22     Loans to shareholders
                                                                                ------------
23     Loans to affiliates
                                                                                ------------
24     Long Term Deposits - 2800 Scott Blvd facility                              $198,033
       & North Carolina facility
                                                                                ------------
25
                                                                                ------------
26
                                                                                ------------
27
                                                                                ------------
28     TOTAL OTHER ASSETS                                                         $198,033
                                                                                ------------
29     TOTAL ASSETS                                                               $2,830,652
                                                                                ============

NOTE:

     Estimated value of Property & Equipment at 10% of net book value. Zero value used for leasehold improvements. This is as of 5/24/03.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

       LIABILITIES FROM SCHEDULES

               POST-PETITION

                       CURRENT LIABILITIES

30     Salaries and wages                                                           $76,000
                                                                                    --------
31     Payroll taxes                                                                $3,608
                                                                                    --------
32     Real and personal property taxes                                             $87
                                                                                    --------
33     Income taxes                                                                 $2,989
                                                                                    --------
34     Sales taxes                                                                  $4,870
                                                                                    --------
35     Notes payable (short term)
                                                                                    --------
36     Accounts payable (trade)                              A                      $245,521
                                                                                    --------
37     Real property lease arrearage                                                $134,000
                                                                                    --------
38     Personal property lease arrearage                                            $0
                                                                                    --------
39     Accrued professional fees                                                    $0
                                                                                    --------

                               Salary Paid             Expense Reports
                               Post petition           Post petition
                               to date                 to date
Michael Worhach                $44,229                 $3,387
Peter Simpson                  *                       $2,300
Dennis Dunnigan                *                       $0
                               -------                 ------
  Totals                       $44,229                 $5,687

                   * Compensation shown under management fees

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                           ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE         PAST DUE
RECEIVABLES AND PAYABLES AGINGS          [PRE AND POST PETITION]    [POST PETITION]      POST PETITION DEBT
-------------------------------          -----------------------    ---------------      ------------------
   0-30 Days                                           $599,282            $245,521
                                                       --------            --------
   31-60 Days                                          $351,793
                                                       --------            --------
   61-90 Days                                          ($69,260)                                        $0
                                                       --------            --------               --------
   91+ Days                                            $ 94,459
                                                       --------            --------
   Total accounts receivable/payable                   $976,274            $245,521
                                                       --------            ========
   Allowance for doubtful accounts                     $269,355
                                                       --------
   Accounts receivable (net)                           $706,919
                                                       ========

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                             COST OF GOODS SOLD
----------------------------------                             ------------------
INVENTORY(IES) BALANCE AT END OF MONTH                         INVENTORY BEGINNING OF MONTH     821407
                                                               Add -                          --------
     Retail/Restaurants -                                         Net purchase
        Product for resale                                                                    --------
                                        ------------              Direct labor
                                                                                              --------
                                                                  Manufacturing overhead      $ 44,342
                                                                                              --------
                                                                  Freight in
     Distribution -                                                                           --------
        Products for resale                                       Other:
                                                                                              --------
                                        ------------           Service Costs                  $318,056
                                                                                              --------
     Manufacturer -                                            Warranty                       $  9,750
        Raw Materials                       $195,177                                          --------
                                        ------------
        Work-in-progress                    $149,636
                                        ------------           Less -
        Finished goods                      $305,777              Inventory End of Month      $650,590
                                        ------------                                          --------
                                                                  Shrinkage                   $  3,212
                                                                                              --------
     Other - Explain                                              Personal Use
     -----------------------------      -------------                                         --------
     -----------------------------                             Cost of Goods Sold             $539,753
TOTAL                                        $650,590                                         ========
                                        =============

METHOD OF INVENTORY CONTROL                                    INVENTORY VALUATION METHODS
Do you have a functioning perpetual inventory system?          Indicate by a checkmark method of inventory used.
        Yes   x    No
            -----     -----
How often do you take a complete physical inventory?           Valuation methods -
                                                                  FIFO cost
     Weekly                                                       LIFO cost
                                       --------------
     Monthly                                                      Lower of cost or market        x
                                       --------------                                        ---------
     Quarterly                               x                    Retail method
                                       --------------                                        ---------
     Semi-annually                                                Other
                                       --------------                                        ---------
     Annually                          --------------                Explain
Date of last physical inventory was    4/18/2003 0:00
                                       --------------          ---------------------------------------
Date of next physical inventory is     Unknown                 ---------------------------------------
                                       --------------          ---------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                   COST              MARKET VALUE
                                              ----              ------------
    --------------------------------      ------------        ----------------
    --------------------------------      ------------        ----------------
    --------------------------------      ------------        ----------------
    --------------------------------      ------------        ----------------
    --------------------------------      ------------        ----------------
Total                                               $0                      $0
                                          ============        ================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                   COST            MARKET VALUE
                                              ----            ------------
Machinery & Equipment -
    Spare Parts for Service               $    933,587        $  93,358.70
    --------------------------------      ------------        ------------
    Test & Manufacturing Equipment        $    310,622        $  31,062.20
    --------------------------------      ------------        ------------
    Computer Hardware & Software          $  2,019,813        $ 201,981.30
    --------------------------------      ------------        ------------
    Total                                 $  3,264,022        $    326,402
                                          ============        ============
Furniture & Fixtures -
    Desks, Chairs, Workbenches, etc       $     64,319        $   6,431.90
    --------------------------------      ------------        ------------
    --------------------------------      ------------        ------------
    --------------------------------      ------------        ------------
    --------------------------------      ------------        ------------
    Total                                 $     64,319        $      6,432
                                          ============        ============
Office Equipment -
    --------------------------------      ------------        ------------
    --------------------------------      ------------        ------------
    --------------------------------      ------------        ------------
    Total                                 $          0        $          0
                                          ============        ============
Leasehold Improvements -
    Tenant Improvements to 2800 Scott
    Blvd Building                         $  1,771,836        $       0.00
    --------------------------------      ------------        ------------
    --------------------------------      ------------        ------------
    --------------------------------      ------------        ------------
    --------------------------------      ------------        ------------
    Total                                 $  1,771,836        $          0
                                          ============        ============
Vehicles -
    --------------------------------      ------------        ------------
    --------------------------------      ------------        ------------
    --------------------------------      ------------        ------------
    --------------------------------      ------------        ------------
    Total                                 $          0        $          0
                                          ============        ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES

                  (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                        0-30 DAYS    31-60 DAYS    61-90 DAYS    91+ DAYS   TOTAL
-------------                        ---------    ----------    ----------    --------   -----
FEDERAL
         Income Tax Withholding         $    0                                           $    0
                                     ---------    ----------    ----------    --------   ------
         FICA - Employee                                                                 $    0
                                     ---------    ----------    ----------    --------   ------
         FICA - Employer                $3,608                                           $3,608
                                     ---------    ----------    ----------    --------   ------
         Unemployment (FUTA)                                                             $    0
                                     ---------    ----------    ----------    --------   ------
         Income                                                                          $    0
                                     ---------    ----------    ----------    --------   ------
         Other (Attach List)                                                             $    0
                                     ---------    ----------    ----------    --------   ------
TOTAL FEDERAL TAXES                     $3,608            $0            $0          $0   $3,608
                                     ---------    ----------    ----------    --------   ------
STATE AND LOCAL
         Income Tax Withholding                                                          $    0
                                     ---------    ----------    ----------    --------   ------
         Unemployment (UT)                                                               $    0
                                     ---------    ----------    ----------    --------   ------
         Disability Insurance (DI)                                                       $    0
                                     ---------    ----------    ----------    --------   ------
         Empl. Training Tax (ETT)                                                        $    0
                                     ---------    ----------    ----------    --------   ------
         Sales                          $4,870                                           $4,870
                                     ---------    ----------    ----------    --------   ------
         Excise                                                                          $    0
                                     ---------    ----------    ----------    --------   ------
         Real property                                                                   $    0
                                     ---------    ----------    ----------    --------   ------
         Personal property                                                               $    0
                                     ---------    ----------    ----------    --------   ------
         Income                                                                          $    0
                                     ---------    ----------    ----------    --------   ------
         Other (Attach List)                                                             $    0
                                     ---------    ----------    ----------    --------   ------
TOTAL STATE & LOCAL TAXES               $4,870            $0            $0          $0   $4,870
                                     ---------    ----------    ----------    --------   ------
TOTAL TAXES                             $8,478            $0            $0          $0   $8,478
                                     =========    ==========    ==========    ========   ======

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                              CLAIMED          ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                    AMOUNT         AMOUNT (B)
-------------------------------------------                  ----------       ----------
         Secured claims (a)
                                                             ----------       ----------
         Priority claims other than taxes
                                                             ----------       ----------
         Priority tax claims                                 $   43,910       $   43,910
                                                             ----------       ----------
         General unsecured claims                            $3,887,950       $3,887,950
                                                             ==========       ==========

(a)      List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                          ACCOUNT 1        ACCOUNT 2        ACCOUNT 3            ACCOUNT 4
                                          ---------        ---------        ---------            ---------
Bank
                                        -------------    -------------    --------------       -------------
Account Type
                                        -------------    -------------    --------------       -------------
Account No.
                                        -------------    -------------    --------------       -------------
Account Purpose
                                        -------------    -------------    --------------       -------------
Balance, End of Month
                                        -------------    -------------    --------------       -------------
Total Funds on Hand for all Accounts            $0
                                        =============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 05/24/03

                                                                           Actual              Cumulative
                                                                        Current Month        (Case to Date)
                                                                        -------------        --------------
       CASH RECEIPTS
1               Rent/Leases Collected
                                                                           --------                --------
2               Cash Received from Sales                                   $324,386                $324,386
                                                                           --------                --------
3               Interest Received                                          $  1,064                $  1,064
                                                                           --------                --------
4               Borrowings
                                                                           --------                --------
5               Funds from Shareholders, Partners, or Other Insiders
                                                                           --------                --------
6               Capital Contributions
                                                                           --------                --------
7               Legal Retainer refunds                                     $128,018                $128,018
                                                                           --------                --------
8               Employee contribution to Cobra                             $ 10,375                $ 10,375
                                                                           --------                --------
9               Employee 401K                                              $  9,206                $  9,206
                                                                           --------                --------
10              Misc Vendor Refund                                         $  6,486                $  6,486
                                                                           --------                --------
11
                                                                           --------                --------
12                       TOTAL CASH RECEIPTS                               $479,535                $479,535
                                                                           --------                --------
       CASH DISBURSEMENTS
13              Payments for Inventory
                                                                           --------                --------
14              Selling
                                                                           --------                --------
15              Administrative                                             $102,019                $102,019
                                                                           --------                --------
16              Capital Expenditures
                                                                           --------                --------
17              Principal Payments on Debt
                                                                           --------                --------
18              Interest Paid
                Rent/Lease:
19                       Personal Property
                                                                           --------                --------
20                       Real Property                                     $ 53,715                $ 53,715
                                                                           --------                --------
                Amount Paid to Owner(s)/Officer(s)
21                       Salaries                                          $ 46,152                $ 46,152
                                                                           --------                --------
22                       Draws
                                                                           --------                --------
23                       Commissions/Royalties
                                                                           --------                --------
24                       Expense Reimbursements                            $  5,687                $  5,687
                                                                           --------                --------
25                       Other
                                                                           --------                --------
26              Salaries/Commissions (less employee withholding)           $239,228                $239,228
                                                                           --------                --------
27              Management Fees
                                                                           --------                --------
                Taxes:
28                       Employee Withholding
                                                                           --------                --------
29                       Employer Payroll Taxes                            $ 19,453                $ 19,453
                                                                           --------                --------
30                       Real Property Taxes
                                                                           --------                --------
31                       Other Taxes                                       $  4,157                $  4,157
                                                                           --------                --------
32              Other Cash Outflows:
33                       401K Payment                                      $  9,206                $  9,206
                                                                           --------                --------
34                       Flexible benefits                                 $  3,976                $  3,976
                                                                           --------                --------
35                       Bank Fees                                         $     22                $     22
                                                                           --------                --------
36
                                                                           --------                --------
37
                                                                           --------                --------
38                       TOTAL CASH DISBURSEMENTS:                         $483,615                $483,615
                                                                           --------                --------
39     NET INCREASE (DECREASE) IN CASH                                     ($4,080)                 ($4,080)
                                                                           --------                --------
40     CASH BALANCE, BEGINNING OF PERIOD                                   $335,000                $335,000
                                                                           --------                --------
41     CASH BALANCE, END OF PERIOD                                         $330,920                $330,920
                                                                           ========                ========

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                               FOR THE MONTH ENDED

                                                                           ACTUAL               CUMULATIVE
      CASH FLOWS FROM OPERATING ACTIVITIES                              CURRENT MONTH         (CASE TO DATE)
                                                                        -------------         --------------
1              Cash Received from Sales
                                                                          --------                --------
2              Rent/Leases Collected
                                                                          --------                --------
3              Interest Received
                                                                          --------                --------
4              Cash Paid to Suppliers
                                                                          --------                --------
5              Cash Paid for Selling Expenses
                                                                          --------                --------
6              Cash Paid for Administrative Expenses
                                                                          --------                --------
               Cash Paid for Rents/Leases:
7                       Personal Property
                                                                          --------                --------
8                       Real Property
                                                                          --------                --------
9              Cash Paid for Interest
                                                                          --------                --------
10             Cash Paid for Net Payroll and Benefits
                                                                          --------                --------
               Cash Paid to Owner(s)/Officer(s)
11                      Salaries
                                                                          --------                --------
12                      Draws
                                                                          --------                --------
13                      Commissions/Royalties
                                                                          --------                --------
14                      Expense Reimbursements
                                                                          --------                --------
15                      Other
                                                                          --------                --------
               Cash Paid for Taxes Paid/Deposited to Tax Acct.
16                      Employer Payroll Tax
                                                                          --------                --------
17                      Employee Withholdings
                                                                          --------                --------
18                      Real Property Taxes
                                                                          --------                --------
19                      Other Taxes
                                                                          --------                --------
20             Cash Paid for General Expenses
21
               ----------------------------------------------------       --------                --------
22
               ----------------------------------------------------       --------                --------
23
               ----------------------------------------------------       --------                --------
24
               ----------------------------------------------------       --------                --------
25
               ----------------------------------------------------       --------                --------
26
               ----------------------------------------------------       --------                --------
27                      NET CASH PROVIDED (USED) BY OPERATING
                          ACTIVITIES BEFORE REORGANIZATION ITEMS                $0                      $0
               ----------------------------------------------------       --------                --------
      CASH FLOWS FROM REORGANIZATION ITEMS
28             Interest Received on Cash Accumulated Due to
                 Chp 11 Case
                                                                          --------                --------
29             Professional Fees Paid for Services in Connection
                 with Chp 11 Case
                                                                          --------                --------
30             U.S. Trustee Quarterly Fees
                                                                          --------                --------
31
               ----------------------------------------------------       --------                --------
32                      NET CASH PROVIDED (USED) BY REORGANIZATION
                          ITEMS                                                 $0                      $0
                                                                          --------                --------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND
        REORGANIZATION ITEMS                                                    $0                      $0
                                                                          --------                --------
      CASH FLOWS FROM INVESTING ACTIVITIES
34    Capital Expenditures
                                                                          --------                --------
35    Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                          --------                --------
36
               ----------------------------------------------------       --------                --------
37                      NET CASH PROVIDED (USED) BY INVESTING
                          ACTIVITIES
                                                                                $0                      $0
                                                                          --------                --------
      CASH FLOWS FROM FINANCING ACTIVITIES

38             Net Borrowings (Except Insiders)
                                                                          --------                --------
39             Net Borrowings from Shareholders, Partners,
                 or Other Insiders
                                                                          --------                --------
40             Capital Contributions
                                                                          --------                --------
41             Principal Payments
                                                                          --------                --------
42
               ----------------------------------------------------       --------                --------
43                      NET CASH PROVIDED (USED) BY FINANCING
                          ACTIVITIES                                            $0                      $0
                                                                          --------                --------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                      $0                      $0
                                                                          --------                --------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                          --------                --------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                 $0                      $0
                                                                          ========                ========